UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2014

HORIZON LINES, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 11, 2014, Horizon Lines, Inc. (the “Company”) issued a press release announcing that it had entered into definitive agreements with each of Matson, Inc. (“Matson”) and The Pasha Group (“Pasha”), pursuant to which Pasha will acquire the Company’s Hawaii trade lane business, and Matson will acquire the remainder of the Company. A copy of the press release is filed with this Form 8-K and attached hereto as Exhibit 99.1.

The Company also issued a joint press release with Matson announcing the proposed transaction between the Company and Matson. A copy of the joint press release is filed with this Form 8-K and attached hereto as Exhibit 99.2

Also on November 11, 2014, the Company issued a press release announcing that independent of these two transactions it would separately cease providing liner service between the U.S. and Puerto Rico by the end of 2014. A copy of the press release is filed with this Form 8-K and attached hereto as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Horizon Lines, Inc., dated November 11, 2014

99.2	Joint Press Release of Horizon Lines, Inc. and Matson Inc., dated November 11, 2014

99.3	Press Release of Horizon Lines, Inc., dated November 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.

Date: November 12, 2014	By:	/s/ Michael T. Avara
Michael T. Avara
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Horizon Lines, Inc., dated November 11, 2014

99.2	Joint Press Release of Horizon Lines, Inc. and Matson, Inc., dated November 11, 2014

99.3	Press Release of Horizon Lines, Inc., dated November 11, 2014

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